Exhibit 10.19

SECOND AMENDMENT TO LOAN AGREEMENT

This SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of September 23, 2024, is entered into by and among BANZAI INTERNATIONAL, INC., a Delaware corporation (“Borrower”), DEMIO HOLDING, INC., a Delaware corporation (“Demio”), BANZAI OPERATING CO LLC, a Delaware corporation (“Operating” and together with Demio, the “Guarantors”), and CP BF LENDING, LLC, a Delaware limited liability company (“Lender”).

Recitals

Borrower, Guarantors, and Lender are party to that certain Loan Agreement, dated as of February 19, 2021 (as amended or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement,” and as amended by this Amendment, the “Loan Agreement”). Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the meanings given to such terms in the Loan Agreement unless otherwise specified.

Borrower has requested and Lender has agreed to, among other things, amend certain provisions of the Loan Agreement, in each case in accordance with, and subject to the terms and conditions set forth herein.

Lender is willing to make such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Limited Waiver. Subject to the terms and conditions contained herein, Lender waives the Events of Default arising under the Existing Loan Agreement prior to the date of this Amendment from (a) any failure by Borrower to meet the Minimum ARR Growth covenant set forth in Section 7.14.2 of the Existing Loan Agreement, (b) any failure by Borrower to meet the Minimum Gross Profit Margin covenant set forth in Section 7.14.1 of the Existing Loan Agreement, (c) any failure by Borrower to meet the Fixed Charge Coverage Ratio covenant set forth in Section 7.14.3 of the Existing Loan Agreement, (d) the failure to deliver to the Lender a copy of the Company’s updated 409A Valuation as required by Section 7(e) of the Convertible Note, (e) any failure by Borrower to comply with the covenant not to make any significant change in any accounting treatment and reporting practices set forth in Section 7.11 of the Existing Loan Agreement, and (f) any other Event of Default under the Loan Documents in effect prior to this Amendment that would not constitute an Event of Default under the Loan Documents as amended by this Amendment (collectively, the “Designated Events of Default”). This is a limited waiver and shall not constitute a waiver by Lender of any Default, other Event of Default or other breach or violation of the Loan Agreement or any of the other Loan Documents, other than that Designated Events of Default expressly identified in this Section 1.

2. Amendment to Existing Loan Agreement. Subject to the terms and conditions herein, the Existing Loan Agreement shall be amended as of the date of this Amendment to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double underlined text (indicated textually in the same manner as the following example: bold and double underlined text) as set forth on Exhibit A attached hereto. The Loan Agreement, as amended as shown in Exhibit A hereto (together with the Exhibits) constitutes the entire Loan Agreement as of the date hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the Loan Agreement.

3. No Other Changes; Reaffirmation. Except as explicitly contemplated by this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. Each Borrower hereby reaffirms its obligations, as applicable, under the Loan Agreement and each other Loan Document to which such Borrower is a party.

4. Conditions Precedent. This Amendment shall be effective when the following conditions precedent have been satisfied or waived by Lender in its sole discretion (the “Effective Date”):

(a) Delivery of Documents. Lender shall have received the following, each in form and substance satisfactory to Agent and its counsel:

(i) the Amendment signed by all the parties hereto.

(ii) the Amended and Restated Convertible Note evidencing the Consolidated Convertible Loan signed by all the parties hereto.

(iii) A Securities Purchase Agreement dated as of September 23, 2024, between Borrower and Lender for the purchase of Banzai’s Class A common stock of Borrower (par value $0.0001 per share) for a purchase price of $2,200,000, provided however that as consideration for this Amendment, Borrower hereby agrees that Lender shall receive a credit of $200,000 towards such purchase price.

(iv) a certificate of a Senior Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Amendment and certifying that attached thereto are true, correct and complete copies of (A) the Organization Documents of such Credit Party which, in the case of the articles or certificate of incorporation or formation (or equivalent), shall be certified as of a recent date by the appropriate Governmental Authority and (B) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party.

(v) each Credit Party shall have provided to Lender the documentation and other information requested by such Lender in order to comply with requirements of the PATRIOT Act, the Beneficial Ownership Regulation and applicable “know your customer” and anti-money laundering rules and regulations.

(vi) a duly executed originals of the Reaffirmation and Consent of Guarantors attached hereto as Exhibit B;

(vii) such other documents or satisfied such other conditions as reasonably required by Lender.

(b) Representations and Warranties. All representations and warranties of the Credit Parties set forth herein shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the Effective Date as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date).

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(c) Payment of Fees and Expenses. Borrower shall have paid, or made arrangements to pay concurrently with the effectiveness of this Amendment, an amendment fee in the amount of $106,522.52 and all fees, expenses, charges and other amounts required to be paid on or prior to such date, which fee shall be fully earned on receipt and may be paid by adding it to the balance of the Consolidated Convertible Loan.

(d) Evidence of Equitization of Debt. Borrower shall have provided evidence on or before September 23, 2024 that that at least $11,000,000 of its debt owing to third-parties has been equitized or otherwise forgiven or released on terms acceptable to Lender in its sole discretion (the “Debt Reduction Transactions”).

(e) Material Nonpublic Information. All Material Nonpublic Information regarding the Credit Parties that has been disclosed to Lender on or prior to the date hereof, has been disclosed in the 8-K Filing (as defined below) to be made by the Borrower within the time required by applicable securities laws and Section 5 below.

5. No Material Nonpublic Information. The Borrower shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and attaching this Agreement as an exhibit to such filing within the time required by the Exchange Act. On or before September 26, 2024, the Borrower shall file a Current Report on Form 8-K in the form required by the Exchange Act (the “8-K Filing”), and disclosing all Material Nonpublic Information delivered to the Lender by the Borrower or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Amendment, the Debt Reduction Transactions, and any other pending transaction of the Borrower. From and after the filing of the 8-K Filing with the Securities and Exchange Commission, Lender shall not be in possession of any material, nonpublic information received from the Borrower, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing. In addition, the Borrower acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Borrower, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents on the one hand, and Lender and/or any of its affiliates on the other hand, will terminate as of the date of filing of the 8-K Filing and is of no further force or effect. The Borrower shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide Lender with any Material Nonpublic Information regarding the Borrower or any of its Subsidiaries from and after the date of the 8-K Filing without the express prior written consent of Lender. The Borrower understands and confirms that Lender will rely on the foregoing representations in effecting transactions in securities of the Borrower.

6. Representations and Warranties. Each Credit Party represents and warrants to Lender as follows: (a) after giving effect to this Amendment, each representation and warranty made by or on behalf of such Credit Party in the Loan Agreement and in any other Loan Document is true and correct in all respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery and performance by such Credit Party of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of such Credit Party and will not violate any Requirement of Law applicable to such Credit Party; (c) this Amendment has been duly executed and delivered by such Credit Party, and each of this Amendment, the Loan Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute a Default or Event of Default other than the Designated Events of Default.

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7. Ratification and Reaffirmation. Each Credit Party acknowledges and agrees (i) that all the obligations, indebtedness and liabilities of such Credit Party to Lender under the Loan Agreement are the valid and binding obligations of such Credit Party; and (ii) that the obligations, indebtedness and liabilities of Borrower evidenced by the Notes executed and delivered by the Borrower are valid and binding without any present right of offset, claim, defense or recoupment of any kind and are hereby ratified and confirmed in all respects. Each Credit Party acknowledges, agrees and grants to the Liens and security interests in the Collateral to secure the Obligations pursuant to the terms of the Loan Documents and that such Liens and security interests are valid and binding and are hereby ratified and confirmed in all respects.

8. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “Loan Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. Except as provided in Section 1, nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Loan Agreement or any other Loan Document. Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which Lender may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of Lender’s rights under, or of any other term or provisions of, the Loan Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of any Credit Party which would require the consent of Lender.

9. Waiver and Release of All Claims and Defenses. Each Credit Party hereby forever waives, relinquishes, discharges and releases all defenses and claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against Lender and any of its successors, assigns, directors, officers, shareholders, agents, employees and attorneys, the Obligations, or the Collateral, whether previously or now existing or arising out of or related to any transaction or dealings among Lender and the Credit Parties, which any Credit Party may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by any of the Credit Parties and any of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.

10. No Waiver. Except as provided in Section 1, nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Loan Agreement or any other Loan Document.

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11. Waiver of Right to Trial by Jury. The parties hereto acknowledge and agree that there may be a constitutional right to a jury trial in connection with any claim, dispute or lawsuit arising between or among them, but that such right may be waived. Accordingly, the parties agree that, notwithstanding such constitutional right, in this commercial matter the parties believe and agree that it shall in their best interests to waive such right, and, accordingly, hereby waive such right to a jury trial, and further agree that the best forum for hearing any claim, dispute, or lawsuit, if any, arising in connection with this Amendment, the Loan Documents, or the relationship among the parties hereto, in each case whether now existing or hereafter arising, or whether sounding in contract or tort or otherwise, shall be a court of competent jurisdiction sitting without a jury.

12. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by Lender of a facsimile copy of an executed signature page hereof will constitute receipt by Lender of an executed counterpart of this Amendment.

13. Costs and Expenses. The Credit Parties jointly and severally agree to pay on demand in accordance with the terms of the Loan Agreement all reasonable costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of Lender’s counsel with respect thereto.

14. Further Assurances. The Credit Parties hereby agree to execute and deliver such additional documents, instruments and agreements reasonably requested by Lender as may be reasonably necessary or appropriate to effectuate the purposes of this Amendment.

15. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Credit Parties and Lender and each of their respective successors and assigns.

16. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio, without giving effect to its conflicts of law provisions.

17. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the Credit Parties and Lender have hereunto set their hands as of the date first set forth above.

CREDIT PARTIES:

BANZAI INTERNATIONAL, INC.

By:
Name:	Joseph P. Davy
Title:	Chief Executive Officer

DEMIO HOLDING, INC.

By:
Name:	Joseph P. Davy
Title:	Chief Executive Officer

BANZAI OPERATING CO LLC

By:
Name:	Joseph P. Davy
Title:	Chief Executive Officer

Second Amendment to Loan Agreement

LENDER:

CP BF LENDING, LLC

By:	CP Business Finance GP, LLC,
its	manager

By:	Columbia Pacific Advisors, LLC,
its	manager

By:
Name:	Brad Shain
Title:	President

EXHIBIT A

(Redlined Loan Agreement attached)

EXHIBIT B

REAFFIRMATION AND CONSENT OF GUARANTOR

The undersigned (the “Guarantor”), being a guarantor of the indebtedness of Banzai International, Inc. (“Borrower”) to CP BF Lending, LLC (the “Lender”) in connection with that certain Loan Agreement dated as of February 19, 2021 by and among Borrower and Lender (the “Loan Agreement”), pursuant to that certain Individual Limited Guaranty dated as of February 19, 2021 executed by Guarantor in favor of Lender (the “Guaranty”), hereby (i) consents to the terms, conditions and execution of the above Second Amendment to Loan Agreement, which amends the obligations set forth in the Loan Agreement, (ii) reaffirms each warranty, representation, covenant and agreement made by the Guarantor in the Guaranty, and (iii) agrees that Guarantor’s rights and obligations shall be continuing as provided in the Guaranty, and that the Guaranty shall remain as written originally and modified or amended from time to time, and continue in full force and effect in all respects.

Joseph Patrick Davy